EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

Richard Scudellari, Esq.
Jackson, Tufts, Cole & Black
60 South Market Street, 10th Floor
San Jose, California 95113

                      Re:       S-8 Issuance

Dear Mr. Scudellari:

Westmark Group Holdings, Inc. acknowledges that Richard Scudellari has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Richard Scudellari 25,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh